UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 4, 2015

Heatwurx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-184948	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18001 S. Figueroa, Unit G, Gardena, CA	90248
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 817-9879

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On August 31, 2015, David Dworsky resigned from his position as director of Heatwurx, Inc., a Delaware corporation (the “Company”).  In connection with Mr. Dworsky’s resignation, there were no disagreements with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

On August 31, 2015, John McGrain accepted his appointment as a director of the Company replacing David Dworsky who resigned.  At this time, Mr. McGrain has not been appointed to any committees and there are currently no plans for his appointment to any committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heatwurx, Inc.

Date: September 4, 2015	By: /s/ John McGrain
John McGrain, Director

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